SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
April 2, 2015

CHINA ELECTRONICS HOLDINGS, INC.
___________________

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-152535	98- 0550385
State of	Commission	IRS Employer
Incorporation	File Number	I.D. Number

Building G-08, Guangcai Market, Foziling West Road, Lu’an City,
Anhui Province, PRC
Address of principal executive offices

Registrant's telephone number: 011-86-564-3224888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17   CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. Forward-looking statements are based on the Company’s current expectations and assumptions regarding our business, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. The Company’s actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. The Company cautions you therefore against relying on any of these forward-looking statements. These statements are subject to uncertainties and risks, including, but not limited to (i) securing capital for general working purposes, and (ii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). In addition, the Company disclaims any obligation to, and will not, except as required by applicable law, update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 7.01	Regulation FD Disclosure.

Item 8.01	Other Events

The operating entity of China Electronics, Lu'AnGuoying Electronic Sales Co., Ltd. ("Guoying Electronics Sales") entered into a Business Cooperation Agreement with AnHuiDayunHengtong E-Commerce Company ("Anhui Glory E-commerce"),an affiliated business under common control of the CEO of China Electronics Holdings, Inc. (the "Company")in July 2014.Anhui Glory E-Commerce was founded in January 2014 and is the owner of China Crazy Buy (www.fkgou.com), a platform provider of online direct sales and online business marketplace. China Crazy Buy is the first and largest online to offline and business to customer online sales platform focused on the sale of locally produced and nationally known agricultural food and products (such as raw, packaged and cooked food, meat, beverage, fresh fruits and vegetables), supermarket and grocery products, and electronic appliances in the Anhui Province of China.

Pursuant to the Cooperation Agreement, while maintained its offline distributions through exclusive franchise stores, non-exclusive franchise stores and company owned stores, Guoying Electronics Sales started sales of large consumer electronics and appliances, such as solar heaters, refrigerators, air conditioners, and televisions that are also available for sale in Guoying's exclusive and non-exclusive franchise stores, from suppliers and manufacturers to retail consumers through China Crazy Buy under online marketplace business model. China Crazy Buy charges 2% to 5% of sales price for providing online services. Guoying stores are in charge of sales, delivery, logistics and maintenance services In addition, Guoying Electronics started sales of small consumer electronic appliances on China Crazy Buy directly without selling through its offline Guoying stores under joint sales business model. Guoying Electronics is obligated to offer China Crazy Buy the lowest price to sell its selection of small electronic appliances under Guoying distribution on China Crazy Buy. China Crazy Buy has the right to decide pricing strategy,final online sales price, and arrange delivery and logistics through Little Bee, its logistics delivery system.

On August 8, August 21, August 22, and September 5, 2014, Anhui Glory E-Commerce borrowed three loans from Guoying in amount of $325,622 (RMB 2,000,000), $455,382 (RMB 2,797,000), and $214,910 (RMB 1,320,000) respectively. Pursuant to the loan agreements, these loans are due on September 7, 2014, August 20, 2015, and August 21, 2015 respectively. As of September 30, 2014, Anhui Glory E-Commerce has repaid Guoying $325,622. Pursuant to the loan agreement on August 21, 2014, the company is obligated to pay the monthly interest rate at 2%. Pursuant to the agreements on August 8, 2014 and August 22, 2014, the company is obligated to pay monthly interest rates the same as the bank rate  at the given time period.

China Electronics Holdings, Inc., through its subsidiaries, is engaged in the retail and wholesale of consumer electronics and appliances to rural areas in Anhui Province in the People's Republic of China. The Company was founded in 2002 and is based in Lu'an City, Anhui Province of China.The Company primarily offers solar heaters, refrigerators, air conditioners, and brand name televisions including Sony, LG, Samsung, Shanghai Shangling, Tsinghua Tongfang, Chigao, Huayang, Huangming and Oulin. As of December 31, 2014,   the Company operated 1 company-owned store, 141 exclusive franchise stores under the Guoying brand name and 16 non-exclusive franchise stores in rural markets in Anhui Province. The Company currently targets customers in county, township and villages (the third, fourth and fifth tiers of markets) in rural areas in Anhui Province of China. The Company’sdistribution and sales network currently covers twelve districts and counties in Anhui province, namely Shou County, Shu City, Jin An, Yu An, Huo Shan, Jinn Sai, HuoQiu, Gu Shi, Ye Ji, Fei West, Fei East, and Huai Nan Districts.

The Company conducted its offline sales mainly by selling consumer electronics and appliances to a) exclusive franchise stores, b) non-exclusive franchise stores, and c) company-owned stores.

a)
Exclusive Franchise Stores: The Companyentered into exclusive franchise agreements with 141 exclusive franchise stores that operated under theGuoying brand name merchandise was providedon exclusive wholesale basis;

b)
Non-Exclusive Franchise Stores: The Companyentered into non-exclusive franchise agreements with 16 stores (the “Non-Exclusive Franchise Stores”) to which merchandise was provided on a non-exclusive wholesale basis; and

c)	Company Owned Stores: The Company operated one company-owned store that was directly operated under Guoying brand name and provided merchandise on an exclusive wholesale basis.

For the online purchase of Guoying's distribution of products that are sold in the exclusive and non-exclusive stores, mainly larger consumer electronic appliances such as solar heaters and refrigerators, under Online Marketplace business model, Guoying's exclusive and non-exclusive franchise stores are in charge of selling such products to online customers and provide delivery and maintenance services and China Crazy Buy charges a sales commission for online transactions. For the online purchase of Guoying's distribution of products, mainly a selection of small consumer electronic appliances such as television and air conditioners that are not sold in the exclusive and non-exclusive stores, , under Joint Sales business model, Guoying is obligated to offer the lowest price to China Crazy Buy and China Crazy Buy has right to decide the pricing strategy and final listing price. Guoying is obligated to deliver such products to the warehouse of China Crazy Buy directly. Little Bee, the delivery and logistic department of China Crazy Buy, is in charge of delivering Guoying products to retail customers directly from the China Crazy Buy warehouse.Guoying exclusive and non-exclusive stores have option to serve as self-pick up stations when the customers were not at home upon delivery and served as  marketing agency that allowed customers to place online orders by scanning the product bar code printed on the advertisement picture board. Guoying exclusive and non-exclusive franchise stores charged a management fee  as self-pick up station and marketing agency. In addition to sale of electronic appliances distributed by Guoying, China Crazy Buy also serves as an online marketplace for consumer electronic appliances distributed by other wholesalers, The Company anticipates increasing sales of consumer electronic appliances under distribution of wholesalers other than Guoying and the China Crazy Buy e-commerce market place.

China Electronics announced that it will host a conference call on Friday, April 10, 2015 at 10:00 a.m.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2015

CHINA ELECTRONICS HOLDINGS, INC.

By:	/s/ Hailong Liu
Hailong LIU
President and Chief Executive Officer